Putnam
Municipal
Opportunities
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The unfolding events that marked Putnam Municipal Opportunities Trust's journey through the first half of fiscal 2002 provided a full measure of challenges for Fund Manager Blake Anderson and the credit team that supports him. On the one hand, the fund was clearly among the beneficiaries of investors' quest for safety in the midst of volatile equity markets. On the other hand, falling tax revenues were putting pressure on state and local governments.

The task of closely monitoring the creditworthiness of fund holdings in the wake of the changing environment became even more difficult in the aftermath of September 11. It has been encouraging to note, however, that even after the tragedies, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Blake discusses in detail the environment in which the team worked during the semiannual period and reviews the strategy they used within that framework, both before and after the attacks. As the fund enters the fiscal year's second half, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Blake E.  Anderson

The six months ended October 31, 2001 represented a time of challenge and change for all capital markets. While the municipal market was not affected to the same degree as other investment areas, it could not escape the impact of September 11 completely. In the tragedy's aftermath, investors flocked to high-quality, low-risk investments, driving prices of lower quality bonds down. While this development did have a negative effect on some of Putnam Municipal Opportunities Trust's holdings, much of the semiannual period had been completed beforehand, somewhat muting the event's drag on performance at net asset value. This shift in perception is, however, reflected in the market price.

Total return for 6 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
               6.93%               2.29%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 7.

* AS ECONOMIC STRENGTH WANED, MUNIS RETAINED STRENGTH

The U.S. economy has struggled through the past six months. Despite the much-touted potential of the "new economy," many technology companies have fallen far short of their earnings goals and even companies in the more traditional sectors have stumbled. The terrorist attacks only served to exacerbate these problems, although most analysts do not anticipate a prolonged downturn as a result of the attacks.

Amid these difficulties, performance in the municipal bond market has held up fairly well. With the stock market continuing to experience weakness and volatility, investors have renewed their interest in bonds. In the aftermath of September 11, investors staged a flight to quality. While this move initially favored Treasuries, investors soon broadened their horizons to include municipal bonds as well. These strong cash inflows have provided a solid underpinning for the market and once municipal issuance declines from the seasonal highs of October and early November, market technicals should improve further.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              21.8%

Utilities                18.2%

Transportation           16.2%

Housing                  10.9%

Water and sewer           6.7%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

The steepening Treasury yield curve was another important factor affecting municipal bond market performance over the period. After beginning 2001 in a relatively flat position, the yield curve steepened dramatically as the Federal Reserve Board lowered short-term interest rates numerous times while interest rates on long-term bonds crept upward. The upward movement of long-term rates was caused, in part, by increasing uncertainty about the economy.

There were also concerns that higher government spending and Fed-induced liquidity, and resulting lower short-term interest rates, may induce consumers and businesses to increase their spending and lead to inflation. In this environment, with weak but positive economic growth, credit yield spreads narrowed, then widened, after September 11. Credit yield spreads are the difference in yield between Treasuries and bonds with greater credit risk.

* AIRLINE BONDS HIT HARD BY TERRORIST ATTACKS

The events of September 11 wreaked havoc on the lower-rated bond sectors, also known as the credit sectors, as concerned investors shunned the added risk of these securities. Initially, credit yield spreads widened to historic levels, and airline bonds were downgraded to junk-bond status. This has affected the transportation sector of the municipal bond market, since many bonds within the sector are backed by airlines. We believe the airline downgrades may be an overreaction, and while there may be some defaults and bankruptcies among the smaller carriers, the larger ones should continue to operate.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 43.8%

AA/Aa -- 5.4%

A -- 11.5%

BBB/Baa -- 18.5%

BB or below -- 18.4%

VMIG1 -- 2.4%

Footnote reads:
*As a percentage of market value as of 10/31/01. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

While the fund's airline holdings were affected by the dramatic widening of credit spreads, its airport holdings fared better. Spreads on these bonds have widened only modestly following the attacks. An airport is by definition a monopoly operation; it has no real competition. For example, if you want to fly into Boston, you must fly into Logan Airport and Logan can charge whatever it takes to run its operation. Consequently, bonds issued for an airport generally carry a high credit quality rating since their income source is relatively steady. Of course, airport credit quality is likely to fall somewhat in the wake of September 11 as security costs rise and revenues decline from concessions, car rentals, airlines, and the like. Thus far, however, the effect on this sector's credit quality has been modest.

Amidst this challenging environment for lower-rated municipal credits, there were some bright spots. Some of these sectors, most notably the hospital sector, have already undergone their own recessions and are now showing improvement. For hospitals, the trouble began with the Federal Balanced Budget Act of 1997 that significantly cut reimbursement for health-care expenses. After enduring some very difficult years, many of today's hospitals have emerged stronger, leaner, and more efficient and the value of their municipal bonds is beginning to reflect these changes.

* ADJUSTING PORTFOLIO STRUCTURE TO TAKE ADVANTAGE OF THE YIELD CURVE

In the months ahead, we expect that the Treasury yield curve may become slightly steeper, as the Fed lowers rates even further, while the increase in risk and concerns about the potential for inflation may push up long rates even more. For much of the period, we have maintained the portfolio in a bulleted shape. Holdings have been focused in the intermediate part of the yield curve, with most maturities falling into the 5- to 15-year range.

As the yield curve continues to steepen, we will seek opportunities to move the portfolio to a barbell shape, in which the fund would mainly own bonds of long maturities and bonds of short maturities, with fewer intermediate-maturity bonds in between. This strategy may be helpful if the yield curve reverts to a more typically flatter shape. While the portfolio will sacrifice some income, it should enjoy much greater protection of principal in the event of a rise in short-term rates (which is likely after they are lowered significantly). When interest rates rise and the yield curve flattens, intermediate rates tend to rise the most dramatically, which has the largest negative impact on principal. After the yield curve flattens out, we will seek to move back into a laddered portfolio of intermediate maturity bonds.

* CAREFUL RESEARCH ESPECIALLY IMPORTANT IN CURRENT MARKET

In the months ahead, we believe the fund is well positioned to achieve its objectives of income, total return, and protection against downside risk. Our reliance on in-depth research and careful selection of lower-rated bonds should continue to provide solid returns over the long term. Currently, the market is favoring the highest-quality bonds because investors are extremely risk-averse.

We believe that fear is overblown, however, and that the environment will favor lower-rated issues for the next several years. In the near term, we expect the airline sector to stabilize, aided by additional government support. In the health-care area, we have become more selective because the sector's strong performance has driven up bond prices and there are not as many issues that meet our stringent criteria.

Putnam's research team is crucial to our ability to evaluate and purchase appropriate lower-rated bonds for the portfolio. When considering unrated issues, we can only buy bonds that Putnam's analysts rate BB- or above, so we are always purchasing the high end of the sub-investment grade sector. Below-investment-grade investments provide durable income and considerable room for asset growth; but selecting the right bonds requires a great deal of time and expertise, along with the patience to see them achieve their full potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                                 Lehman
                                    Market      Municipal    Consumer
(common shares)            NAV      price      Bond Index   price index
-------------------------------------------------------------------------------
6 months                  6.93%      2.29%        5.86%        0.45%
-------------------------------------------------------------------------------
1 year                   11.70      12.20        10.52         2.13
-------------------------------------------------------------------------------
5 years                  36.67      35.44        38.06        12.19
Annual average            6.45       6.25         6.66         2.33
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)          71.28      60.66        68.85        23.16
Annual average            6.59       5.79         6.42         2.51
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                                                 NAV    Market price
-------------------------------------------------------------------------------
6 months                                        4.13%      3.19%
-------------------------------------------------------------------------------
1 year                                         11.60      12.24
-------------------------------------------------------------------------------
5 years                                        36.59      36.72
Annual average                                  6.43       6.45
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)                                68.94      59.78
Annual average                                  6.49       5.78
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                            6
-------------------------------------------------------------------------------
Income 1                                       $0.453
-------------------------------------------------------------------------------
Capital gains 1                                  --
-------------------------------------------------------------------------------
  Total                                        $0.453
-------------------------------------------------------------------------------
Preferred shares                   Series A   Series B   Series C
-------------------------------------------------------------------------------
Number of shares                     (800)     (1,620)    (1,620)
-------------------------------------------------------------------------------
Income 1                            $769.81    $327.69    $330.81
-------------------------------------------------------------------------------
  Total                             $769.81    $327.69    $330.81
-------------------------------------------------------------------------------
Share value: (common shares)                     NAV    Market Price
-------------------------------------------------------------------------------
4/30/01                                        $13.00     $13.590
-------------------------------------------------------------------------------
10/31/01                                        13.45      13.450
-------------------------------------------------------------------------------
Current
dividend
rate 2                                           6.74%       6.74%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                    11.07       11.07
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (4.9%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Butler, Indl. Dev. Board Rev. Bonds
                    (Solid Wast Disp. James River Corp.),
                    8s, 9/1/28                                                            BBB-        $   5,343,750
                    Jefferson Cnty., Swr. Rev. Bonds
          7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27                                          Aaa             7,411,250
          4,000,000 (Cap. Impt. Wtr.), Ser. A, FGIC, 5s, 2/1/41                           Aaa             3,920,000
                                                                                                      -------------
                                                                                                         16,675,000

Alaska (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term Rev. Bonds
                    (BP Pipeline, Inc.), Ser. B,
                    5 1/2s, 10/1/28                                                       Aa1             5,062,500

Arizona (1.3%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       BB-/P             990,375
            495,000 Cochise Cnty., Indl. Dev. Auth. Rev.
                    Bonds (Sierra Vista Cmnty. Hosp.),
                    Ser. A, 6 3/4s, 12/1/26                                               BB+/P             486,956
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Villiage), 7 7/8s, 6/1/09                                BB-/P           3,003,000
                                                                                                      -------------
                                                                                                          4,480,331

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest Regl. Arpt. Auth. Rev.
                    Bonds, 7 5/8s, 2/1/27                                                 BB/P            1,027,500

California (9.3%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,695,313
          1,500,000 Gilroy Project Rev. Bonds
                    (Bonfante Gardens), 8s, 11/1/25                                       B/P             1,505,625
          3,000,000 Metropolitan Wtr. Dist. IFB
                    (Southern CA Waterworks),
                    8.63s, 8/10/18                                                        Aa2             3,907,500
          5,000,000 Sacramento, Muni. Util. Dist. Elec. IFB,
                    FGIC, 10.54s, 8/15/18                                                 Aaa             5,402,250
          5,000,000 San Bernardino Cnty., COP
                    (Med. Ctr. Fin.), Ser. A, MBIA,
                    6 1/2s, 8/1/17 (SEG)                                                  Aaa             6,125,000
                    San Diego Cnty., IF COP, AMBAC
          3,000,000 8.32s, 9/1/07                                                         Aaa             3,761,250
          3,000,000 7.47s, 9/1/12                                                         Aaa             3,967,500
          3,000,000 Southern CA Pub. Pwr. Auth. Rev.
                    Bonds IFB, FGIC, 7.62s, 7/1/17                                        Aaa             3,476,250
          1,500,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds, 7.65s, 8/1/21                                             BB-/P           1,539,375
                                                                                                      -------------
                                                                                                         31,380,063

Colorado (7.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26                                BB/P              998,750
          7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA,
                    zero %, 9/1/33                                                        Aaa             1,414,875
                    Denver, City & Cnty., Arpt. Rev. Bonds
          6,935,000 8 3/4s, 11/15/23                                                      A2              7,086,114
          2,505,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             2,559,609
          1,585,000 7 3/4s, 11/15/21                                                      A2              1,619,125
            415,000 7 3/4s, 11/15/21, Prerefunded                                         Aaa               423,939
         10,000,000 MBIA, 5.7s, 11/15/25                                                  Aaa            10,525,000
            600,000 Northwest Parkway Pub. Hwy. Auth.
                    Rev. Bonds, Ser. D, 7 1/8s, 6/15/41                                   Ba1               614,250
                                                                                                      -------------
                                                                                                         25,241,662

Connecticut (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CT State HFA Yale U. Ed. Fac. Auth.
                    VRDN, Ser. U, 1.8s, 7/1/33                                            VMIG1           5,000,000

District of Columbia (3.8%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     Baa1           13,041,372

Florida (0.2%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
                    Rev. Bonds (Mount Sinai Med. Ctr.),
                    Ser. A, 6.8s, 11/15/31                                                Baa3              633,000

Georgia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Effingham Cnty., Indl. Dev. Auth. Rev.
                    Bonds (Pacific Corp.), 6 1/2s, 6/1/31                                 Baa3            1,454,250

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,990,000 HI State Hsg. Fin. & Dev. Corp. Single
                    Fam. Mtge. Rev. Bonds, Ser. A, FNMA
                    Coll., 5 3/4s, 7/1/30                                                 AAA             2,047,213

Idaho (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Idaho Hlth. Fac. Auth. VRDN
                    (St. Lukes Med. Ctr.), FSA, 2.04s,
                    7/1/30                                                                VMIG1           1,800,000

Illinois (3.8%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds (United Airlines, Inc.),
                    Ser. C, 6.3s, 5/1/16                                                  B2              2,520,000
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg. Rev.
                    Bonds, Ser. 91-A, 8 1/4s, 7/1/16                                      A1             10,234,700
                                                                                                      -------------
                                                                                                         12,754,700

Indiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      Aaa             4,107,663
          1,300,000 IN State Dev. Fin. Auth. Poll. Control
                    Rev. Bonds (Inland Steel Co. No. 12),
                    6.85s, 12/1/12                                                        B+                715,000
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev.
                    Bonds (USX Corp.), 5.6s, 12/1/32                                      Baa1            3,932,125
          2,000,000 Indianapolis, IN Arpt. Auth. Special Fac.
                    Rev. Bonds (Federal Express Corp.),
                    7.1s, 1/15/17                                                         Baa2            2,107,500
                                                                                                      -------------
                                                                                                         10,862,288

Kentucky (1.3%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Special Fac.
                    Rev. Bonds (Delta Airlines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                BB+             3,344,750
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                BB+             1,251,250
                                                                                                      -------------
                                                                                                          4,596,000

Louisiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev.
                    Auth. Rev. Bonds (St. James Place),
                    Ser. A, 8s, 11/1/19                                                   B-/P            2,077,500
          5,500,000 Port of New Orleans, Indl. Dev. Rev.
                    Bonds (Continental Grain Co.),
                    7 1/2s, 7/1/13                                                        BB-             5,740,625
                                                                                                      -------------
                                                                                                          7,818,125

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam.
                    Hsg., Rev. Bonds Ser. E, GNMA Coll.,
                    FHA Insd., 6.85s, 5/15/25                                             Aa3             5,032,350

Massachusetts (8.5%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds,
                    Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $3,555,000) (RES)                                                BB+/P           3,786,075
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,620,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           2,986,800
          1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
                    7/1/21                                                                Baa2            1,966,406
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Res. Dev.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             3,979,401
         11,280,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa            11,773,500
          2,997,000 MA State Indl. Fin. Agcy. Resource
                    Recvy. Rev. Bonds (Southeastern MA),
                    Ser. A, 9s, 7/1/15                                                    BB-/P           3,104,502
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
                    (1st. Mtge. Brookhaven), Ser. A,
                    7s, 1/1/15                                                            BBB/P           1,031,250
                                                                                                      -------------
                                                                                                         28,627,934

Michigan (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC,
                    5s, 7/1/30                                                            Aaa             4,471,875
          1,650,000 MI State Strategic Fund, Ltd. Oblig.
                    Rev. Bonds (Worthington
                    Armstrong Venture), 5 3/4s, 10/1/22                                   AAA/P           1,825,313
                                                                                                      -------------
                                                                                                          6,297,188

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,860,000 Minneapolis & St. Paul Metropolitan
                    Arpts. Comm. Rev. Bonds (North
                    West Air Lines, Inc.), Ser. A, 7s, 4/1/25                             B+/P            1,492,650
          1,275,000 Minneapolis & St. Paul Hsg. & Redev.
                    Auth. Hlth. Care VRDN (Children's
                    Hlth. Care), Ser. B, 2.05s, 8/15/25                                   VMIG1           1,275,000
          1,250,000 Rochester Hlth. Care Fac. IFB
                    (Mayo Foundation), Ser. H,
                    9 1/2s, 11/15/15                                                      AA              1,353,125
                                                                                                      -------------
                                                                                                          4,120,775

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Clairborne Cnty., Poll. Control Rev.
                    Bonds (Syst. Energy Resources, Inc.),
                    7.3s, 5/1/25                                                          BBB-            1,357,911
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control
                    Rev. Bonds (Syst. Energy Resources,
                    Inc.), 5.9s, 5/1/22                                                   BBB-              988,750
                                                                                                      -------------
                                                                                                          2,346,661

Montana (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MT State Board Inv. Exempt Fac. Rev.
                    Bonds (Still Water Mining Project),
                    8s, 7/1/20                                                            Ba2             2,125,000

Nevada (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty., G.O. Bonds (Pk & Regl.
                    Justice Ctr.), FGIC, 5 5/8s, 11/1/19                                  Aaa             3,675,869
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,862,228
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            3,033,750
                                                                                                      -------------
                                                                                                          9,571,847

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth.
                    Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A,
                    6 1/2s, 3/1/23                                                        BB/P            2,483,000
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,228,125
                                                                                                      -------------
                                                                                                          3,711,125

New Jersey (6.9%)
-------------------------------------------------------------------------------------------------------------------
          8,615,000 NJ Econ. Dev. Auth. Elec. Energy Fac.
                    Rev. Bonds (Vineland Cogeneration
                    L. P. ), 7 7/8s, 6/1/19                                               BB+             8,873,450
          2,090,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               BB-/P           2,137,025
         10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth.
                    Rev. Bonds, 8.841s, 10/1/29
                    (acquired 10/28/94, cost $9,750,000) (RES)                            Aaa            12,337,500
                                                                                                      -------------
                                                                                                         23,347,975

New York (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. &
                    Swr. Syst. Rev. Bonds, Ser. B, FSA,
                    5s, 6/15/29                                                           Aaa             2,981,250

North Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev.
                    Bonds, Ser. B, MBIA, 6s, 1/1/22                                       Aaa             2,292,500

Ohio (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
                    FSA, 5s, 1/1/31                                                       Aaa             3,955,000
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,071,250
                                                                                                      -------------
                                                                                                          5,026,250

Oklahoma (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Hlth. Care), Ser. A,
                    5 5/8s, 8/15/29                                                       B2                721,250

Pennsylvania (6.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev.
                    Bonds (Pittsburgh Mercy Hlth. Syst. ),
                    AMBAC, 5 5/8s, 8/15/26                                                Aaa             5,343,750
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev.
                    Bonds (Panther Creek Partners),
                    6.65s, 5/1/10                                                         BBB-            1,066,250
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr.
                    Treatment Rev. Bonds (Sun Co., Inc.),
                    Ser. A, 7.6s, 12/1/24                                                 Baa2            3,213,750
                    PA State Econ. Dev. Fin. Auth. Resource
                    Recvy. Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,217,500
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,055,000
          5,000,000 PA State Higher Ed. Assistance Agcy.
                    Student Loan IFB, AMBAC, 11.14s,
                    9/1/26                                                                Aaa             6,100,000
          1,750,000 PA State Higher Edl. Fac. Auth. Rev.
                    Bonds (UPMC Hlth. Syst.), Ser. A,
                    6s, 1/15/31                                                           A+              1,833,125
          3,000,000 Philadelphia Auth. For Indl. Dev. Special
                    Fac. Rev. Bonds (U.S. Airways, Inc.),
                    8 1/8s, 5/1/30                                                        B-/P            1,350,000
                                                                                                      -------------
                                                                                                         23,179,375

South Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B, 6 3/8s, 5/15/30                                        A1              3,318,750
          4,500,000 Spartanburg Cnty., Solid Waste Disp.
                    Rev. Bonds (BMW Project), 7.55s,
                    11/1/24                                                               A1              4,876,875
                                                                                                      -------------
                                                                                                          8,195,625

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Fac. Hosp.
                    Board Rev. Bonds (Mtn. States Hlth.),
                    Ser. A, 7 1/2s, 7/1/33                                                Baa2            4,385,000

Texas (11.9%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Special Fac. Rev.
                    Bonds (American Airlines, Inc.),
                    7 1/2s, 12/1/29                                                       Ba2             5,328,125
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev.
                    Bonds (St. Luke's Lutheran Hosp.)
          4,800,000 7.9s, 5/1/18                                                          AAA/P           5,196,000
          1,885,000 7.9s, 5/1/11                                                          AAA/P           2,021,663
         12,000,000 FSA, 6.1s, 11/15/23                                                   Aaa            13,260,000
          4,000,000 Dallas-Fort Worth, Regl. Apt. Joint Rev.
                    Bonds, Ser. A, FGIC, 6 5/8s, 11/1/21                                  Aaa             4,137,440
          3,000,000 Lower Neches Valley Indl. Dev. Swr. Auth.
                    Rev. Bonds (Mobil Oil Refining Corp.),
                    6.4s, 3/1/30                                                          Aaa             3,210,000
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1
                    Poll. Rev. Bonds. (Southwestern Elec.
                    Pwr. Co.), Ser. A, 8.2s, 8/1/11                                       A2              5,120,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa2            1,950,000
                                                                                                      -------------
                                                                                                         40,223,228

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.),
                    11.249s, 5/15/20 (acquired 6/6/97,
                    cost $1,168,906) (RES)                                                Aaa             1,041,390

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pocahontas Pk. Way Assn. Toll Rd. Rd.
                    Rev. Bonds, Ser. A, 5 1/2s, 8/15/28                                   Baa3            1,782,500

Washington (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty., Dev. Corp. Rev. Bonds
                    (Poll. Control-Alcoa), 5.85s, 12/1/31                                 A1              4,195,000
          2,250,000 King Cnty., G.O. Bonds, Ser. C,
                    6 1/4s, 1/1/32                                                        Aa1             2,444,063
          2,850,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines Project),
                    7 1/4s, 4/1/30                                                        B+/P            2,329,875
                                                                                                      -------------
                                                                                                          8,968,938

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds
                    (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                              BB+             1,622,500

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,925,000 Sweetwater Cnty., Solid Waste Disp.
                    Rev. Bonds (FMC Corp.), Ser. A,
                    7s, 6/1/24                                                            Baa2            3,031,031
-------------------------------------------------------------------------------------------------------------------
                    Total Investments
                    (cost $325,341,836) (b)                                                          $  332,505,696
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $338,356,036.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $325,940,316, resulting in gross unrealized appreciation and depreciation of $16,125,211 and $9,559,831, respectively, or net unrealized appreciation of $6,565,380.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $17,164,965 or 5.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2001.

      The fund had the following industry group concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

           Health care           21.8%
           Utilities             18.2
           Transportation        16.2
           Housing               10.9

      The fund had the following insurance concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

           MBIA                  10.7%

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001 (Unaudited)
                                   Aggregate Face  Expiration    Unrealized
                     Total Value       Value         Date       Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)               $5,965,781      $5,835,711     Dec-01        $130,070
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $325,341,836) (Note 1)                                        $332,505,696
-------------------------------------------------------------------------------------------
Cash                                                                                603,252
-------------------------------------------------------------------------------------------
Interest receivable                                                               7,110,216
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                        5,002
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             44,687
-------------------------------------------------------------------------------------------
Total assets                                                                    340,268,853

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,219,860
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        613,108
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           54,997
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,206
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            736
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               54,764
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,962,671
-------------------------------------------------------------------------------------------
Net assets                                                                     $338,306,182

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                            81,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         225,201,187
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (565,755)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (14,623,180)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        7,293,930
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $338,306,182

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                  $121,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       41,203
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $121,041,203
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $217,264,979
-------------------------------------------------------------------------------------------
Net asset value per common share
($217,264,979 divided by 16,157,092 shares)                                          $13.45
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Tax exempt interest income:                                                     $10,986,271
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,207,565
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      114,270
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,981
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,182
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              144,528
-------------------------------------------------------------------------------------------
Other                                                                                92,388
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,569,914
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,085)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,545,829
-------------------------------------------------------------------------------------------
Net investment income                                                             9,440,442
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,916,902)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     466,048
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               8,113,241
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,662,387
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,102,829
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,440,442     $ 18,596,542
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,450,854)      (1,549,476)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              8,113,241       10,664,279
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   16,102,829       27,711,345

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,682,616)      (5,071,524)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$41,203 and $108,257, respectively)                                    14,420,213       22,639,821
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (7,319,163)     (14,642,620)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            7,101,050        7,997,201

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   331,205,132      323,207,931
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $515,901 and $1,004,418,
respectively)                                                        $338,306,182     $331,205,132
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period               16,157,092       16,157,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                           4,040            4,040
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           October 31
operating performance               (Unaudited)                        Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $13.00       $12.51       $14.11       $14.05       $13.61       $13.50
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .58         1.15         1.18         1.19         1.16          .99
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42          .56        (1.59)         .03          .51          .20
-------------------------------------------------------------------------------------------------------------------
Total from investment operations        1.00         1.71         (.41)        1.22         1.67         1.19
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.10)        (.31)        (.28)        (.25)        (.23)(e)     (.09)
-------------------------------------------------------------------------------------------------------------------
To common shareholders                  (.45)        (.91)        (.91)        (.91)        (.93)        (.96)
-------------------------------------------------------------------------------------------------------------------
In excess if net investment income:
-------------------------------------------------------------------------------------------------------------------
To common shareholders                    --           --           --           --           --         (.03)
-------------------------------------------------------------------------------------------------------------------
Total distributions:                    (.55)       (1.22)       (1.19)       (1.16)       (1.16)       (1.08)
-------------------------------------------------------------------------------------------------------------------
Preferred share offering costs            --           --           --           --         (.07)          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.45       $13.00       $12.51       $14.11       $14.05       $13.61
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $13.450      $13.590      $11.625      $14.750      $13.812      $13.875
-------------------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares)(%)(b)                   2.29*       25.32       (15.25)       13.57         6.13         9.24
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $338,356     $331,205     $323,208     $349,126     $348,038     $260,008
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .73*        1.44         1.46         1.42         1.30         1.08
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            3.65*        6.50         6.93         6.58         6.64         6.60
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.72*       14.59        13.84        10.18        26.37        20.52
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) Series B and C preferred shares were issued on July 7, 1997.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date, thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $11,045,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,046,000    April 30, 2003
     4,581,000    April 30, 2004
       126,000    April 30, 2007
     2,789,000    April 30, 2008
     1,503,000    April 30, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on October 31, 2001 was Series A 1.85%, Series B 1.90% and Series C 1.90%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2001, the fund's expenses were reduced by $24,085 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $588 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,963,363 and $28,428,740, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Common Shares            Preferred Shares
                                         Votes                       Votes
                         Votes for      withheld   Votes for        withheld

Jameson Adkins Baxter   14,702,337      197,235     3,565             425
Charles B. Curtis       14,685,622      213,950     3,565             425
Ronald J. Jackson       14,696,827      202,745     3,565             425
Paul L. Joskow          14,702,951      196,621     3,565             425
Elizabeth T. Kennan     14,685,378      214,194     3,565             425
Lawrence J. Lasser      14,701,146      198,426     3,565             425
John H. Mullin III      14,701,110      198,462     3,565             425
George Putnam, III      14,702,654      196,918     3,565             425
A.J.C. Smith            14,693,291      206,281     3,565             425
W. Thomas Stephens      14,701,867      197,705     3,565             425
W. Nicholas Thorndike   14,692,457      207,115     3,565             425
John A. Hill                    --           --     3,565             425
Robert E. Patterson             --           --     3,565             425


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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